SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report (Date of earliest
                event reported):  March 29, 1994



                     DOW CORNING CORPORATION
                     -----------------------
     (Exact name of registrant as specified in its charter)



   Michigan                 1-7518               38-0495575
- ---------------          ------------        -------------------
(State or other          (Commission            (IRS Employer
jurisdiction of          file number)        Identification No.)
incorporation)



2200 West Salzburg Road, Midland, Michigan        48686-0994
- ------------------------------------------        ----------
 (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (517)496-4000
                                                    -------------

                        Page 1 of 3 pages


ITEM 5.  OTHER EVENTS
- ---------------------

     The following is the text of a press release issued by Dow Corning Corporation on March 29, 1994:


DOW CORNING BOARD APPROVES SETTLEMENT AGREEMENT

     Midland, Mich. - Dow Corning Corp. today announced that its board of directors met yesterday, March 28, and reviewed and approved an agreement for Dow Corning's participation in a proposed global settlement of silicone breast implant litigation.

     If U.S. District Judge Sam C. Pointer grants preliminary approval of the proposed class action settlement, the next steps will include a court-supervised notification and review process and fairness hearings to evaluate the proposed settlement's terms and conditions.

     Dow Corning Corp., world leader in the production of silicones, is a Michigan corporation with shares equally owned by The Dow Chemical Co. and Corning Inc.


                              # # #


                        Page 2 of 3 pages


                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      DOW CORNING CORPORATION




Date:     March 29, 1994              R. A. Hazleton
       -------------------            ---------------------------
                                      R. A. Hazleton
                                      President and
                                      Chief Executive Officer




Date:     March 29, 1994              J. W. Churchfield
       -------------------            ---------------------------
                                      J. W. Churchfield
                                      Vice President for Planning
                                      and Finance and Chief
                                      Financial Officer


                        Page 3 of 3 pages